UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 31, 2025, BioCardia, Inc. issued a press release announcing two-year outcomes from the double-blind randomized placebo-controlled Phase 3 CardiAMP-HF study of its autologous minimally invasive cell therapy for the treatment of ischemic heart failure in patients with reduced ejection fraction (HFrEF). Results were presented on March 30, 2025 as a late-breaking clinical trial at the American College of Cardiology’s Annual Scientific Session and Expo by co-principal investigator Amish N. Raval, MD, FACC, professor of medicine at the University of Wisconsin School of Medicine and Public Health.

A copy of the press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The CardiAMP-HF Trial studied 115 ischemic heart failure patients with reduced ejection fraction (HFrEF) enrolled at 18 centers in the United States and Canada. All patients studied were maintained on heart failure medication, with treated patients receiving a single dose of CardiAMP Cell Therapy adjunctive to medication. Two-year results from the trial demonstrated:

●	In patients with elevated NTproBNP biomarkers (50% of enrolled patients) compared to patients on optimized heart failure medication regimens alone:
o	13% fewer heart death equivalents (all-cause death, heart transplantation, left ventricular assist device implantation); 47% relative risk reduction in heart death equivalents
o	2% fewer non-fatal major adverse cardiac and cerebrovascular events MACCE; 16% relative risk reduction in MACCE
o	Clinically meaningful 10.5-point improvement in quality-of-life score, as measured by Minnesota Living with Heart Failure Questionnaire (MLHFQ)
o	13.9-meter improvement in Six Minute Walk Distance
●	In all treated patients compared to patients on optimized heart failure medication regimen alone:
o	3.6% fewer heart death equivalents; 20.9% relative risk reduction in heart death equivalents
o	8.7% fewer non-fatal MACCE; 44.6% relative risk reduction in non-fatal MACCE
o	Clinically meaningful 5.5-point improvement in quality of life score, as measured by MLHFQ
o	14% fewer non-sustained ventricular tachyarrythmias and 5.5% fewer sustained ventricular tachyarrhythmias
o
Although both treated and controlled patients saw modest improvements in left ventricular ejection fraction, treated patients also showed evidence of reduced left ventricular end diastolic and end systolic volumes

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	BioCardia, Inc. press release dated March 31, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: March 31, 2025